MESSAGE FROM THE CHAIRMAN AND
THE INVESTMENT ADVISER                              AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

Dear Shareholders:

We are very pleased to report that the six-month period ended September 30, 1995, was one of strong performance in the financial markets and solid growth for the AMCORE Vintage Mutual Funds.

As announced in the March 1995 annual report, we launched two new funds in June--the AMCORE Vintage Balanced Fund and the AMCORE Vintage Fixed Total Return Fund. These new additions, coupled with the strong performance of the AMCORE Vintage Funds as a whole, boosted total net assets under management by 18% to $473 million over the six months.

AGGRESSIVE GROWTH FUND INTRODUCED OCTOBER 1
The third new member of the Fund family, which was also announced last March-- the AMCORE Vintage Aggressive Growth Fund--began operations on October 1, 1995. Designed for aggressive investors seeking long-term capital appreciation, the Fund invests in a wide range of companies of all sizes with established track records and strong prospects for growth. Fund assets are currently invested in some 57 companies, with Motorola, Microsoft, Hewlett-Packard and General Electric among the top holdings.

Investment decisions for the Fund are made by Clyde N. Powers, a professional portfolio manager with over 25 years of experience. Prior to joining AMCORE Capital Management, Mr. Powers was a Vice President of Investments at Union Capital Advisors, the investment subsidiary of Union Bank of California, located in San Diego.

If you would like to learn more about the Fund, please call 1-800-438-6375 for a prospectus.

RECORD CORPORATE PROFITS, RECORD MARKET HIGHS
Years of corporate downsizing and cost-cutting paid off, with record-breaking profit reports in 1995 fueling the stock market's surge. Market activity also drew strength from the Federal Reserve's apparent success in engineering a "soft landing" for the economy. Economic growth was slowing, but not stagnating, and inflation was contained. Consequently, after trading in a narrow range through most of 1994, the stock market exploded in early 1995 and in September almost broke the 5000 level on the Dow before investors backed off.

In addition, with interest rates stabilizing, then easing gradually since early 1995, bonds bounced back from one of the worst years on record and produced solid, attractive returns.

"SLOW BUT STEADY WINS THE RACE"
In the year ahead, we believe that we will continue to see more of the same: slow but steady growth in the economy. We also expect inflationary pressures to remain moderate, especially since economic growth has been slowing around the world.

Facing new and often very efficient competitors, U.S. companies have been forced to downsize and cut costs to enhance productivity, often accomplished with advances in technology and little

--------------------------------------------------------------------------------
Shares of the AMCORE Vintage Mutual Funds are NOT INSURED BY THE FDIC or any other agency. Shares are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., parent of AMCORE Capital Management, Inc., or its affiliates. Investment products involve investment risks, including the possible loss of principal.

For more complete information on any of the AMCORE Vintage Mutual Funds, including fees, expenses and sales charges, please call 1-800-438-6375 for a prospectus. Please read the prospectus carefully before investing or sending money.

MESSAGE FROM THE CHAIRMAN AND
THE INVESTMENT ADVISER                              AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------
wage growth. As a result, unit costs have remained relatively flat over the past several years.

Despite these deflationary trends, the prospect of a recession appears remote. Historically, recessions have been triggered by excesses, and today, there simply are none.

At the same time, however, there isn't much on the horizon to trigger a burst of activity. With no real increase in wages, consumers have borrowed in recent years to finance purchases. Debt levels are now so high that consumers are likely to curb spending until wages pick up.

A FAVORABLE OUTLOOK
Even without the excitement of the past year, the environment should remain favorable for both stocks and bonds long term. In the equity markets, current high prices as a multiple of earnings are supported by low inflation. However, earnings reports may cause some concern near term as they are compared to the breathtaking numbers of previous quarters. Consequently, it would not be a surprise to see the market retrench slightly, then advance again as investors begin to fully accept the slower pace of growth.

We feel the outlook for the bond market is also positive since a low-inflation, low-growth economy with stable interest rates would tend to support bond prices. In addition, significant Congressional action to reduce the budget deficit would likely boost valuations.

IN CLOSING. . .
We urge you to read the following report closely. In it, you will find a detailed discussion of the performance of each of the AMCORE Vintage Mutual Funds for the six months ended September 30, 1995.

Finally, we thank you for your continued confidence in us. We look forward to serving your investment management needs now and in the future. As always, if you would like a prospectus, have any questions or require any assistance, please don't hesitate to call us at 1-800-438-6375.

Sincerely,


/s/ Roy E. Rogers

Roy E. Rogers
Chairman




/s/ Jay H. Evans

Jay H. Evans
President
AMCORE Capital Management, Inc.

November 20, 1995

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE EQUITY FUND
The stocks of high-quality, long-established companies were among the strongest performers as the market ignited in early 1995 and rocketed to record highs in the third quarter. With its focus on such companies, the Fund tracked its benchmark, the S&P 500 Index, for the six months ended September 30, 1995, with a total return of 17.53% versus 18.24% for the S&P 500.

Contributing to Fund performance were our holdings in the technology sector, such as Motorola, Hewlett-Packard and Cisco Systems, which rose dramatically as did most technology stocks. In keeping with our strategy of broad diversification, however, the Fund's assets were also invested in a range of companies beyond the technology sector. Many of these, among them Disney, General Electric and Pfizer, also made substantial contributions to performance.

STEADY PERFORMERS IN A SLOW-GROWTH ECONOMY
With a few minor bumps along the way, stocks continued their upward climb throughout the third quarter of 1995. While investors welcomed the rise, it was not without some apprehension. At this point in the market's advance, it would not be at all unusual to see a temporary retrenchment, but, whether one might occur and to what degree are difficult to predict.

Obviously, after a year of record-breaking corporate earnings, earnings comparisons from here forward, particularly in technology, are expected to be less dramatic as economic growth slows. Nevertheless, while earnings will be lower, we expect them to continue to grow. We also feel that prices, as a multiple of earnings, are favorably supported by the current and projected low-inflation environment. Consequently, our long-term outlook for stocks remains optimistic given strong productivity gains and low inflation trends.

Stock selection remains the key to performance. As always, we will continue to emphasize quality and stay with companies we perceive to be leaders. As of September 30, 1995, the Fund's top five holdings were: Motorola (2.20%), AT&T (1.89%), Medtronic (1.85%), Texas Instruments (1.84%) and General Electric (1.83%).


                             [GRAPH APPEARS HERE]


The graph that appears on page 3 of the semi-annual report represents a comparison between a $10,000 investment made on December 15, 1992, in shares of the AMCORE Vintage Equity Fund and in the S&P 500 Index. The chart indicates that $10,000 invested on December 15, 1992, in fund shares would have been worth $13,999 on September 30, 1995, as opposed to $14,573 had the $10,000 been invested in the S&P 500 Index.

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance of the AMCORE Vintage Equity Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE BALANCED FUND
Introduced on June 1, 1995, the Fund is designed primarily for investors seeking a combination of growth and income. With its portfolio invested in large-capitalization, quality growth stocks, and U.S. Government and high-quality corporate bonds, the Fund gives shareholders the opportunity to capitalize on opportunities in both the stock and bond markets through a single investment.

A STRONG START
During the Fund's first three months of operations, we took a relatively conservative approach to the markets, with approximately 55% of the Fund invested in stocks and 45% in bonds during the period. We view individual security selection as key to performance, and our holdings in both markets made substantial contributions to it.

Since its inception on June 1, 1995, the Fund has produced a total return of 6.26%. While it is far too early to make any definitive judgment regarding performance, we are, nonetheless, very encouraged by our initial results.

As of September 30, 1995, the Fund's top five equity holdings were Motorola (1.36%), SBC Communications (1.31%), Pfizer (1.27%), Cisco Systems (1.23%) and NationsBank (1.20%).

A CAUTIOUS APPROACH
Anticipating moderate economic growth coupled with low inflation, we expect the environment for both stocks and bonds to remain positive in the coming months. Nonetheless, we intend to continue approaching the markets relatively cautiously. For example, while the portfolio holds some technology stocks, it is not overweighted in this area. In addition, since inception, the fixed-income portion of the portfolio has been invested primarily in U.S. Government securities with relatively short maturities.

Looking ahead, if we expect stocks to continue to provide a relatively higher return potential than bonds, we may move gradually to an allocation of approximately 60% stocks and 40% fixed-income securities. We will also look for additional opportunities in the corporate bond market.


                             [GRAPH APPEARS HERE]


The graph that appears on page 4 of the semi-annual report represents a comparison between a $10,000 investment made on June 1, 1995, in shares of the AMCORE Vintage Balanced Fund and in a composite of the S&P 500 Index and the Lehman Brothers Intermediate Government/Corporate Bond Index, with each index given a 50% weighting. The chart indicates that $10,000 invested on June 1, 1995, in fund shares would have been worth $10,626 on September 30, 1995, as opposed to $10,639 had the $10,000 been invested in the composite index.

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance of the AMCORE Vintage Balanced Fund is measured against a composite of the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market, and the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally considered to be representative of the performance of government and corporate bonds with maturities of 1-10 years. In the composite, each index is given a 50% weighting. The two indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE FIXED TOTAL RETURN FUND
Introduced on June 15, 1995, the Fund is intended primarily for investors seeking total return through a strategy that focuses on capital appreciation and stability of principal, with current income a secondary consideration. The Fund pursues these objectives with investments in U.S. Government and mortgage-backed securities, as well as investment-grade corporate bonds.

A SMOOTH START IN A BUMPY MARKET
The Fund was barely out of the starting gate when the Federal Reserve reversed its stance and lowered short-term interest rates. As a result, we moved quickly to find value. In addition, expecting interest rates to decline further, we extended maturities throughout the summer and early fall. Although the Fund made some modest investments in BBB-rated corporate securities (the lowest investment grade), its emphasis has been on U.S. Government securities and high-quality corporate bonds, resulting in a portfolio with an average credit quality of AA at period's end.

Since its inception three and a half months ago, the Fund produced a total return of 1.59%. As of September 30, 1995, the average maturity of the Fund's holdings was 6.4 years. Approximately 51% of the Fund was invested in U.S. Government and agency securities, with 47% in corporate bonds and 2% in cash and cash equivalents.


                              [GRAPH APPEAR HERE]


The graph that appears on page 5 of the semi-annual report represents a comparison between a $10,000 investment made on June 15, 1995, in shares of the AMCORE Vintage Fixed Total Return Fund and in the Lehman Brother Intermediate Government/Corporate Bond Index. The chart indicates that $10,000 invested on June 15, 1995, in fund shares would have been worth $10,159 on September 30, 1995, as opposed to $10,199 had the $10,000 been invested in the Lehman Brothers Intermediate Government/Corporate Bond Index.

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance of the AMCORE Vintage Fixed Total Return Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally considered to be representative of the performance of government and corporate bonds with maturities of 1-10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE FIXED INCOME FUND
Assessing the extent of the economy's slowdown was the primary challenge facing fixed-income investors in 1995. During the first half of the year, signals were mixed, with some indicators showing a drop in momentum while others registered a pickup in activity.

Clear evidence that the economy was slowing appeared in the second and third quarters of 1995, leading us to cautiously extend maturities. Our conservative approach earlier in the year, however, caused the Fund's performance to lag its benchmark. Nevertheless, we are pleased to report that the Fund earned a positive return of 6.42% for the six months ended September 30, 1995, slightly under the 6.73% for the Lehman Brothers Intermediate Government/Corporate Bond Index for the same period.

BRIGHT PROSPECTS. . .
Looking ahead, we expect to see our slow-growth, low-inflation economy lead to lower short-term rates. By the end of the year, we believe that the Federal Funds rate--the rate at which banks make overnight loans to each other--could fall within a range of 5.00% to 5.25%, down from about 5.75% at the end of September. As a result, bond prices are likely to firm and possibly strengthen in the months ahead.

 . . .COULD GET BRIGHTER
Bond market activity will be strongly affected by the outcome of budget talks in Washington. Politicians are no longer discussing whether or not the budget should be balanced; the question now is when. We would expect meaningful progress on deficit reduction to have a positive impact on bond prices going forward as the Federal Reserve would be more likely to lower interest rate targets.

As of September 30, 1995, approximately 44% of the Fund was invested in U.S. Government securities, 54% in corporate bonds and 2% in cash and cash equivalents. The average credit quality of our holdings was AA, and the average maturity was 6.5 years.


                             [GRAPH APPEARS HERE]


The graph that appears on page 6 of the semi-annual report represents a comparison between a $10,000 investment made on December 15, 1992, in shares of the AMCORE Vintage Fixed Income Fund and in the Lehman Brothers Intermediate Government/Corporate Bond Index. The chart indicates that $10,000 invested on December 15, 1992, in fund shares would have been worth $11,790 on September 30, 1995, as opposed to $11,969 had the $10,000 been invested in the Lehman Brothers Intermediate Government/Corporate Bond Index.

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance of the AMCORE Vintage Fixed Income Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally considered to be representative of the performance of government and corporate bonds with maturities of 1-10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND*
During the six-month period ended September 30, 1995, the number of new municipal bond issues dropped dramatically as government officials bowed to public pressure to reduce spending. In addition, many investors shied away from this market as the tax-free status of muni bonds was debated in Washington. As a result, the market remained unsettled for much of the six months covered by this report.

Municipal bonds with longer maturities took the brunt of investors' anxiety. Because the Fund's holdings were concentrated in the lower end of the intermediate range, with an average portfolio maturity of approximately eight years during much of the period, performance was solid despite the uncertain environment. We are pleased to report that for the six months ended September 30, 1995, the Fund posted a total return of 5.21% compared to 5.17% for its benchmark, the Merrill Lynch Intermediate Municipal Bond Index, during the same period.

A FUTURE FLAT TAX?
Some of the market's concern regarding tax reform, especially the flat-tax proposals in Congress, is justified. If all interest income were free of taxes, the advantage provided by municipal securities would be erased, creating upward pressure on municipal bond interest yields. Although no legislation has been formally introduced, tax reform is likely to remain a hotly debated issue through the 1996 election.

We will be monitoring events in Washington closely, and given the uncertainty hovering over the market, we expect to maintain the portfolio's relatively short average maturity. As of September 30, 1995, the average maturity of the Fund was 7.3 years, and the average credit quality of its holdings was AA. In the months ahead, as opportunities arise, we may lengthen maturities slightly in an effort to increase yield.


                             [GRAPH APPEARS HERE]


The graph that appears on page 7 of the semi-annual report represents a comparison between a $10,000 investment made on February 16, 1993, in shares of the AMCORE Vintage Intermediate Tax-Free Fund and in the Merrill Lynch Intermediate Municipal Bond Index. The chart indicates that $10,000 invested on February 16, 1993, in fund shares would have been worth $11,489 on September 30, 1995, as opposed to $11,525 had the $10,000 been invested in the Merrill Lynch Intermediate Municipal Bond Index.

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance of the AMCORE Vintage Intermediate Tax-Free Fund is measured against the Merrill Lynch Intermediate Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with maturities of 1-20 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.


*The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND
We maintained a highly flexible posture during the six months ended September 30, 1995, as short-term interest rates began to stabilize in the spring and summer of 1995. At one point, in an effort to maximize liquidity as rates climbed, the Fund had approximately 90% of its assets invested in overnight repurchase agreements--lowering the average maturity of the portfolio to 10 days or less from October 1994 to April 1995. As interest-rate pressures decreased and liquidity became less of a concern, we resumed buying longer-term securities. As a result, the average maturity of the portfolio increased to 45 days as of September 30, 1995.

STEADIER MARKETS AHEAD
Due to continuing moderate economic growth and low inflation, we would not be surprised to see short-term interest rates fall in the coming months. Since we do not expect such a decline to be dramatic, we intend to continue extending maturities modestly in an effort to maintain yield. Beyond this, however, no other significant changes are anticipated in the portfolio's maturity or credit structure.




--------------------------------------------------------------------------------
The composition of the AMCORE Vintage Funds' portfolios is subject to change. Some of the fees of the Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged. Although the AMCORE Vintage U.S. Government Obligations Fund seeks to maintain a stable net asset value of $1.00, there is no assurance that it will be able to do so.

The AMCORE Vintage Mutual Funds are distributed by BISYS Fund Services.

Shares in the Funds involve investment risks, including possible loss of principal, so that an investor's shares when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., any of its subsidiaries or AMCORE Capital Management Inc., nor are they insured by the FDIC or any other agency.

This literature is authorized for distribution only when preceded or accompanied by a prospectus.

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    Page 10

                            Statements of Operations
                                    Page 12

                      Statements of Changes in Net Assets
                                    Page 14

                       Schedules of Portfolio Investments
                                    Page 17

                         Notes to Financial Statements
                                    Page 31

                              Financial Highlights
                                    Page 35

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                U.S.
                             GOVERNMENT                   FIXED     INTERMEDIATE
                            OBLIGATIONS      EQUITY      INCOME       TAX-FREE
                                FUND          FUND        FUND          FUND
                            ------------  ------------ -----------  ------------
         ASSETS:
Investments, at value.....  $ 76,187,300  $172,694,559 $76,296,437  $33,779,826
Repurchase agreements.....    54,535,119
                            ------------  ------------ -----------  -----------
                             130,722,419   172,694,559  76,296,437   33,779,826
Cash......................                     276,430      39,298       13,800
Interest and dividends
 receivable...............       143,592       302,717   1,161,341      514,148
Receivable from brokers
 for investments sold.....                   1,397,253
Receivable for capital
 shares issued............                      36,279                    6,000
Prepaid expenses..........        10,181         7,211       2,659        1,181
                            ------------  ------------ -----------  -----------
    Total Assets..........   130,876,192   174,714,449  77,499,735   34,314,955
                            ------------  ------------ -----------  -----------
       LIABILITIES:
Dividends payable.........       546,044
Payable to brokers for
 investments purchased....                     694,100
Accrued expenses and other
 payables:
  Investment advisory
   fees...................        21,133       104,730      37,705        8,419
  Administration fees.....         7,127         9,435       4,208        1,871
  Accounting and transfer
   agent fees.............         9,582         6,050      10,512        9,949
  Legal and audit fees....         9,646        15,884       8,809        3,648
  Custodian fees..........        13,485         7,395       4,876        2,627
  Other...................         1,014         2,157         796          305
                            ------------  ------------ -----------  -----------
    Total Liabilities.....       608,031       839,751      66,906       26,819
                            ------------  ------------ -----------  -----------
       NET ASSETS:
Capital...................   130,384,566   132,423,037  79,206,279   34,215,726
Undistributed net
 investment income........                      57,350     113,091       37,018
Net unrealized apprecia-
 tion (depreciation) from
 investments..............                  39,477,102     (49,170)     188,852
Accumulated undistributed
 net realized gain
 (losses) from investment
 transactions.............      (116,405)    1,917,209  (1,837,371)    (153,460)
                            ------------  ------------ -----------  -----------
    Net Assets............  $130,268,161  $173,874,698 $77,432,829  $34,288,136
                            ============  ============ ===========  ===========
Outstanding units of bene-
 ficial interest (shares).   130,384,566    13,007,106   7,737,144    3,337,646
                            ============  ============ ===========  ===========
Net asset value--offering
 and redemption price per
 share....................  $       1.00  $      13.37 $     10.01  $     10.27
                            ============  ============ ===========  ===========
Investments, at cost......  $130,722,419  $133,217,457 $76,345,607  $33,590,974
                            ============  ============ ===========  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                                       BALANCED    FIXED TOTAL
                                                         FUND      RETURN FUND
                                                      -----------  -----------
                       ASSETS:
Investments, at value................................ $16,581,196  $39,463,200
Cash.................................................     108,385      543,354
Interest and dividends receivable....................     113,664      507,713
Unamortized organization costs.......................       6,052        6,277
Prepaid expenses.....................................         616        1,994
                                                      -----------  -----------
    Total Assets.....................................  16,809,913   40,522,538
                                                      -----------  -----------
                    LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees...........................      10,066       24,511
  Administration fees................................         906        2,180
  Accounting and transfer agent fees.................       4,119        3,833
  Legal and audit fees...............................       2,543        3,741
  Cutodian fees......................................       1,954        1,644
  Other..............................................       2,293        3,540
                                                      -----------  -----------
    Total Liabilities................................      21,881       39,449
                                                      -----------  -----------
                     NET ASSETS:
Capital..............................................  15,946,684   40,438,517
Undistributed net investment income..................      12,373       57,112
Net unrealized appreciation (depreciation) from
 investments.........................................     838,183      (56,048)
Accumulated undistributed net realized gain (losses)
 from investment transactions........................      (9,208)      43,508
                                                      -----------  -----------
    Net Assets....................................... $16,788,032  $40,483,089
                                                      ===========  ===========
Outstanding units of beneficial interest (shares)....   1,592,688    4,042,912
                                                      ===========  ===========
Net asset value--offering and redemption price per
 share............................................... $     10.54  $     10.01
                                                      ===========  ===========
Investments, at cost................................. $15,743,013  $39,519,248
                                                      ===========  ===========


                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                   U.S.
                                GOVERNMENT                 FIXED     INTERMEDIATE
                                OBLIGATIONS    EQUITY      INCOME      TAX-FREE
                                   FUND         FUND        FUND         FUND
                                -----------  ----------- ----------  ------------
INVESTMENT INCOME:
Interest income...............  $3,441,827   $    71,758 $2,556,670   $  809,151
Dividend income...............                 1,689,674
                                ----------   ----------- ----------   ----------
  Total Income................   3,441,827     1,761,432  2,556,670      809,151
                                ----------   ----------- ----------   ----------
EXPENSES:
Investment advisory fees......     235,553       595,926    225,618       96,557
Administration fees...........     117,889       158,914     75,206       32,196
Accounting fees...............      18,946        26,226     15,700       12,288
Custodian fees................      13,372        11,037      6,519        3,350
Legal and audit fees..........       9,978        16,779      8,550        3,273
Trustees' fees and expenses...       2,811         3,681      1,920          846
Transfer agent fees...........      19,461        23,382     18,987       11,850
Registration and filing fees..       3,374         1,110        210
Printing costs................       4,662         6,267      3,132        1,509
Other.........................       3,295         4,095      2,297          148
Expenses voluntarily reduced
 by investment adviser........    (117,665)                              (48,232)
                                ----------   ----------- ----------   ----------
  Total Expenses..............     311,676       847,417    358,139      113,785
                                ----------   ----------- ----------   ----------
Net Investment Income.........   3,130,151       914,015  2,198,531      695,366
                                ----------   ----------- ----------   ----------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized gains (losses)
 from investment transactions.     (21,031)    3,186,308   (282,458)     (20,449)
Change in unrealized apprecia-
 tion (depreciation) from
 investments..................                21,598,890  3,255,880      962,154
                                ----------   ----------- ----------   ----------
Net realized/unrealized gains
 (losses) from investments....     (21,031)   24,785,198  2,973,422      941,705
                                ----------   ----------- ----------   ----------
Change in net assets resulting
 from operations..............  $3,109,120   $25,699,213 $5,171,953   $1,637,071
                                ==========   =========== ==========   ==========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                       TOTAL
                                                                       FIXED
                                                            BALANCED   RETURN
                                                            FUND (A)  FUND (B)
                                                            --------  --------
INVESTMENT INCOME:
Interest income............................................ $155,249  $781,464
Dividend income............................................   63,946
                                                            --------  --------
  Total Income.............................................  219,195   781,464
                                                            --------  --------
EXPENSES:
Investment advisory fees...................................   39,706    86,001
Administration fees........................................   10,588    22,919
Accounting fees............................................    3,662     5,883
Custodian fees.............................................    2,318     2,121
Legal and audit fees.......................................    2,806     4,389
Organization costs.........................................    2,493     2,268
Trustees' fees and expenses................................      297       648
Transfer agent fees........................................    7,691     7,029
Registration and filing fees...............................    2,074     3,201
Printing costs.............................................      594     1,080
Other......................................................      159       274
Expenses voluntarily reduced by investment adviser.........             (2,527)
                                                            --------  --------
  Total Expenses...........................................   72,388   133,286
                                                            --------  --------
Net Investment Income......................................  146,807   648,178
                                                            --------  --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions...   (9,208)   43,508
Change in unrealized appreciation (depreciation) from
 investments...............................................  838,183   (56,048)
                                                            --------  --------
Net realized/unrealized gains (losses) from investments....  828,975   (12,540)
                                                            --------  --------
Change in net assets resulting from operations............. $975,782  $635,638
                                                            ========  ========

------
(a) For the period from June 1, 1995 (commencement of operations) through September 30, 1995.

(b) For the period from June 15, 1995 (commencement of operations) through September 30, 1995.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                    U.S.
                                 GOVERNMENT
                                OBLIGATIONS                    EQUITY
                                    FUND                        FUND
                         ---------------------------  --------------------------
                          SIX MONTHS        YEAR       SIX MONTHS       YEAR
                             ENDED         ENDED         ENDED         ENDED
                         SEPTEMBER 30,   MARCH 31,     SEPTEMBER     MARCH 31,
                             1995           1995        30, 1995        1995
                         -------------  ------------  ------------  ------------
                          (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income.. $   3,130,151  $  4,865,461  $    914,015  $  2,007,045
 Net realized gains
  (losses) from invest-
  ment transactions.....       (21,031)        3,258     3,186,308      (916,864)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........                                21,598,890    18,869,138
                         -------------  ------------  ------------  ------------
Change in net assets
 resulting from
 operations.............     3,109,120     4,868,719    25,699,213    19,959,319
                         -------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income................    (3,130,151)   (4,865,461)     (918,018)   (1,999,364)
 From net realized gains
  from investment
  transactions..........                                                (314,263)
                         -------------  ------------  ------------  ------------
Change in net assets
 from shareholder
 distributions..........    (3,130,151)   (4,865,461)     (918,018)   (2,313,627)
                         -------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   178,570,738   352,737,311    17,387,859    35,801,655
 Dividends reinvested...       105,411        40,886       582,552     1,582,109
 Cost of shares
  redeemed..............  (186,274,914) (320,238,726)  (18,109,792)  (30,999,671)
                         -------------  ------------  ------------  ------------
Change in net assets
 from share
 transactions...........    (7,598,765)   32,539,471      (139,381)    6,384,093
                         -------------  ------------  ------------  ------------
Change in net assets....    (7,619,796)   32,542,729    24,641,814    24,029,785
NET ASSETS:
 Beginning of period....   137,887,957   105,345,228   149,232,884   125,203,099
                         -------------  ------------  ------------  ------------
 End of period.......... $ 130,268,161  $137,887,957  $173,874,698  $149,232,884
                         =============  ============  ============  ============
SHARE TRANSACTIONS:
 Issued.................   178,570,738   352,737,311     1,396,494     3,407,334
 Reinvested.............       105,411        40,886        45,383       150,261
 Redeemed...............  (186,274,914) (320,238,726)   (1,485,013)   (2,960,143)
                         -------------  ------------  ------------  ------------
Change in shares........    (7,598,765)   32,539,471       (43,136)      597,452
                         =============  ============  ============  ============

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        INTERMEDIATE TAX-FREE
                               FIXED INCOME FUND                FUND
                           --------------------------  ------------------------
                            SIX MONTHS       YEAR      SIX MONTHS      YEAR
                               ENDED         ENDED        ENDED        ENDED
                           SEPTEMBER 30,   MARCH 31,    SEPTEMBER    MARCH 31,
                               1995          1995       30, 1995       1995
                           -------------  -----------  -----------  -----------
                            (UNAUDITED)                (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income.... $  2,198,531   $ 4,787,012  $   695,366  $ 1,382,782
 Net realized gains
  (losses) from investment
  transactions............     (282,458)   (1,431,225)     (20,449)    (133,011)
 Net change in unrealized
  appreciation
  (depreciation) from
  investments.............    3,255,880      (761,757)     962,154      283,619
                           ------------   -----------  -----------  -----------
Change in net assets
 resulting from
 operations...............    5,171,953     2,594,030    1,637,071    1,533,390
                           ------------   -----------  -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income..................   (2,177,169)   (4,787,657)    (683,294)  (1,383,792)
 From net realized gains
  from investment
  transactions............                                              (33,054)
                           ------------   -----------  -----------  -----------
Change in net assets from
 shareholder
 distributions............   (2,177,169)   (4,787,657)    (683,294)  (1,416,846)
                           ------------   -----------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued..................   43,109,820    17,756,160    4,730,510    7,605,805
 Dividends reinvested.....      594,539     2,508,246       84,712      165,861
 Cost of shares redeemed..  (50,939,244)  (26,699,222)  (2,197,798) (10,153,994)
                           ------------   -----------  -----------  -----------
Change in net assets from
 share transactions.......   (7,234,885)   (6,434,816)   2,617,424   (2,382,328)
                           ------------   -----------  -----------  -----------
Change in net assets......   (4,240,101)   (8,628,443)   3,571,201   (2,265,784)
NET ASSETS:
 Beginning of period......   81,672,930    90,301,373   30,716,935   32,982,719
                           ------------   -----------  -----------  -----------
 End of period............ $ 77,432,829   $81,672,930  $34,288,136  $30,716,935
                           ============   ===========  ===========  ===========
SHARE TRANSACTIONS:
 Issued...................    4,322,659     1,839,047      464,411      778,541
 Reinvested...............       59,794       260,654        8,316       16,973
 Redeemed.................   (5,059,267)   (2,789,367)    (216,741)  (1,042,386)
                           ------------   -----------  -----------  -----------
Change in shares..........     (676,814)     (689,666)     255,986     (246,872)
                           ============   ===========  ===========  ===========


                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                  BALANCED      TOTAL FIXED
                                                  FUND (A)    RETURN FUND (B)
                                                 -----------  ----------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income.........................  $   146,807  $   648,178
 Net realized gains (losses) from investment
  transactions.................................       (9,208)      43,508
 Net change in unrealized appreciation
  (depreciation) from investments..............      838,183      (56,048)
                                                 -----------  -----------
Change in net assets resulting from operations.      975,782      635,638
                                                 -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income....................     (134,434)    (591,066)
 From net realized gains from investment
  transactions.................................
                                                 -----------  -----------
Change in net assets from shareholder
 distributions.................................     (134,434)    (591,066)
                                                 -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued...................   16,853,111   41,097,516
 Dividends reinvested..........................      132,954      591,066
 Cost of shares redeemed.......................   (1,039,381)  (1,250,065)
                                                 -----------  -----------
Change in net assets from share transactions...   15,946,684   40,438,517
                                                 -----------  -----------
Change in net assets...........................   16,788,032   40,483,089
NET ASSETS:
 Beginning of period...........................
                                                 -----------  -----------
 End of period.................................  $16,788,032  $40,483,089
                                                 ===========  ===========
SHARE TRANSACTIONS:
 Issued........................................    1,680,508    4,108,468
 Reinvested....................................       12,708       59,062
 Redeemed......................................     (100,528)    (124,618)
                                                 -----------  -----------
Change in shares...............................    1,592,688    4,042,912
                                                 ===========  ===========

------
(a) For the period from June 1, 1995 (commencement of operations) through September 30, 1995.

(b) For the period from June 15, 1995 (commencement of operations) through September 30, 1995.


                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 PRINCIPAL                         SECURITY                          AMORTIZED
   AMOUNT                        DESCRIPTION                            COST
 ---------  -----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES (35.9%):
 Federal Farm Credit Bank:
 10,000,000 5.73%, 11/13/95......................................   $  9,933,469
  2,000,000 4.78%*, 7/29/96......................................      2,000,000
  5,000,000 5.77%*, 9/3/96.......................................      5,000,000
 Federal Home Loan Bank:
 15,000,000 5.53%, 10/10/95......................................     14,979,263
 10,000,000 5.69%, 12/15/95......................................      9,885,000
 Student Loan Marketing Assoc.:
  5,000,000 5.44%*, 7/19/96......................................      4,998,225
                                                                    ------------
   Total U.S. Government Agencies                                     46,795,957
                                                                    ------------
 U.S. TREASURY BILLS (22.6%):
  5,000,000 5.85%, 10/12/95......................................      4,991,826
 10,000,000 5.44%, 1/4/96........................................      9,860,139
 10,000,000 5.54%, 3/14/96.......................................      9,757,083
  5,000,000 5.54%, 7/25/96.......................................      4,782,295
                                                                    ------------
   Total U.S. Treasury Bills                                          29,391,343
                                                                    ------------


 PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                       DESCRIPTION                           COST
 ---------  ---------------------------------------------------   ------------
 REPURCHASE AGREEMENTS (41.9%):
 24,535,119 Bear Stearns,
             6.30%, 10/2/95 (Collateralized by 42,521,000 U.S.
             Treasury STRIPs, 8/15/97-8/15/09, market value--
             $25,032,501)......................................   $ 24,535,119
 30,000,000 Merrill Lynch,
             5.75%*, 8/1/95 (Collateralized by 20,345,000 U.S.
             Treasury Bonds, 11.25%, 2/15/15, market value--
             $30,632,181)......................................     30,000,000
                                                                  ------------
   Total Repurchase Agreements                                      54,535,119
                                                                  ------------
   Total (Cost--$130,722,419)(b)                                  $130,722,419
                                                                  ============

------
(a) Percentages indicated are based on net assets of $130,268,161.
(b) Cost for financial reporting purposes and for federal income tax purposes are the same.
 * Variable rate securities with yields that vary with a designated market index or market rate. The rate reflected on the Schedule of Portfolio Investments is the effective rate as of September 30, 1995.

                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

                    SECURITY                 MARKET
 SHARES           DESCRIPTION                VALUE
 ------ -------------------------------   ------------
 COMMON STOCKS (98.5%):
 Automotive (1.8%):
 50,000 Ford Motor Co...................  $  1,556,250
 35,000 General Motors Corp............      1,640,625
                                          ------------
                                             3,196,875
                                          ------------
 Banking (5.8%):
 28,000 BankAmerica Corp...............      1,676,500
 30,000 Barnett Banks, Inc.............      1,698,750
 17,000 Fifth Third Bancorp............        975,375
 25,000 NationsBank Corp...............      1,681,250
 45,000 Norwest Corp...................      1,473,750
 30,000 Wachovia Corp..................      1,293,750
  7,000 Wells Fargo & Co. .............      1,299,375
                                          ------------
                                            10,098,750
                                          ------------
 Chemicals (4.2%):
 33,000 Air Products & Chemical........      1,720,125
 23,000 Dow Chemical Co. ..............      1,713,500
 30,000 Eastman Chemical Co............      1,920,000
 20,000 Monsanto Co. ..................      2,015,000
                                          ------------
                                             7,368,625
                                          ------------
 Computer Hardware (5.2%):
 35,000 Cabletron Systems (c)..........      2,305,625
 40,000 Cisco Systems, Inc. (c)........      2,760,000
 50,000 EMC Corp. (c)..................        906,250
 40,000 Intel Corp.....................      2,405,000
 20,000 Silicon Graphics, Inc. (c).....        687,500
                                          ------------
                                             9,064,375
                                          ------------
 Computer Software (1.0%):
 20,000 Microsoft Corp. (c)............      1,810,000
                                          ------------
 Consumer Goods & Services (3.4%):
 20,000 Colgate Palmolive Co...........      1,332,500
 50,000 Gillette Co....................      2,381,250
 28,000 Procter & Gamble Co............      2,156,000
                                          ------------
                                             5,869,750
                                          ------------
 Containers & Packaging (0.9%):
 30,000 Avery Dennison Corp. ..........      1,260,000
 14,625 Clarcor, Inc...................        343,687
                                          ------------
                                             1,603,687
                                          ------------


                                 SECURITY                              MARKET
 SHARES                        DESCRIPTION                             VALUE
 ------ ---------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Defense (0.9%):
 18,000 Raytheon Co..............................................   $  1,530,000
                                                                    ------------
 Diversified (2.5%):
 36,000 Allied Signal, Inc.......................................      1,588,500
 30,000 Hillenbrand Industry, Inc................................        840,000
 28,000 Textron, Inc. ...........................................      1,911,000
                                                                    ------------
                                                                       4,339,500
                                                                    ------------
 Electrical & Electronic (6.7%):
 40,000 Amphenol Corp--Class A (c)...............................        865,000
 35,000 Avnet, Inc...............................................      1,806,875
 40,000 Compaq Computer Corp. (c)................................      1,935,000
 22,000 Emerson Electric Co. ....................................      1,573,000
 50,000 General Electric Co......................................      3,187,500
 20,000 Grainger W.W., Inc.......................................      1,207,500
 17,000 Thomas & Betts Corp. ....................................      1,098,625
                                                                    ------------
                                                                      11,673,500
                                                                    ------------
 Entertainment (2.5%):
 30,000 Viacom, Inc.--Class B (c)................................      1,492,500
 50,000 Walt Disney Co. .........................................      2,868,750
                                                                    ------------
                                                                       4,361,250
                                                                    ------------
 Financial Services (4.1%):
 27,000 Beneficial Corp..........................................      1,410,750
 20,000 Federal Home Loan Mortgage
         Corp. ..................................................      1,382,500
 18,000 Federal National Mortgage Assoc..........................      1,863,000
 35,000 H & R Block..............................................      1,330,000
 14,000 J.P. Morgan..............................................      1,083,250
                                                                    ------------
                                                                       7,069,500
                                                                    ------------
 Food Products (5.5%):
 10,000 Coca Cola Co. ...........................................        690,000
 50,000 ConAgra, Inc. ...........................................      1,981,250
 38,000 Dean Foods Co............................................      1,083,000
 14,000 General Mills, Inc. .....................................        780,500
 50,000 McDonald's Corp..........................................      1,912,500
 35,000 PepsiCo, Inc.............................................      1,785,000
 42,000 Sara Lee Corp............................................      1,249,500
                                                                    ------------
                                                                       9,481,750
                                                                    ------------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

                     SECURITY                  MARKET
 SHARES            DESCRIPTION                 VALUE
 ------ ---------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Health Care (4.7%):
 45,000 Abbott Labs......................   $  1,918,125
 50,000 Baxter International, Inc........      2,056,250
 22,000 Bristol-Myers Squibb Co..........      1,603,250
 35,000 Johnson & Johnson................      2,594,375
                                            ------------
                                               8,172,000
                                            ------------
 Home Furnishings (0.9%):
 60,000 Newell Companies, Inc. ..........      1,485,000
                                            ------------
 Insurance (5.2%):
 20,000 American International Group.....      1,700,000
 15,000 Chubb Corp. .....................      1,440,000
  8,800 General Re Corp. ................      1,328,800
 21,500 Lincoln National Corp. ..........      1,013,188
 14,000 Marsh & McLennan.................      1,230,250
 44,000 Paul Revere......................        830,500
 80,000 USF & G Corp.....................      1,550,000
                                            ------------
                                               9,092,738
                                            ------------
 Machinery & Equipment (1.8%):
 24,000 Illinois Tool Works..............      1,413,000
 26,000 Sundstrand Corp. ................      1,683,500
                                            ------------
                                               3,096,500
                                            ------------
 Manufacturing--Consumer Goods (0.7%):
 30,000 Ionics, Inc. (c) ................      1,248,750
                                            ------------
 Medical Equipment & Supplies (4.0%):
 75,000 Caremark International, Inc......      1,612,500
 25,000 Cordis Corp. (c)..................     2,118,750
 60,000 Medtronic, Inc. .................      3,225,000
                                            ------------
                                               6,956,250
                                            ------------
 Office Equipment & Services (4.2%):
 38,000 Hewlett-Packard..................      3,168,250
 31,000 Honeywell, Inc...................      1,329,125
 30,000 Pitney Bowes, Inc................      1,260,000
 30,000 Reuters Holding PLC-ADR..........      1,586,250
                                            ------------
                                               7,343,625
                                            ------------
 Oil & Gas Exploration Products & Services (3.3%):
 15,000 Amoco Corp.......................        961,875
 25,000 Anadarko Petroleum Corp..........      1,184,375
  8,000 Atlantic Richfield Co............        859,000
 10,000 Exxon Corp.......................        722,500


                                 SECURITY                              MARKET
 SHARES                        DESCRIPTION                             VALUE
 ------ ---------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 10,000 Mobil Corp...............................................   $    996,250
 16,000 Schlumberger LTD.........................................      1,044,000
                                                                    ------------
                                                                       5,768,000
                                                                    ------------
 Pharmaceuticals (5.8%):
 24,000 American Home Products...................................      2,037,000
 20,000 Eli Lilly & Co...........................................      1,797,500
 30,000 Merck & Company, Inc.....................................      1,680,000
 50,000 Pfizer, Inc. ............................................      2,668,750
 20,000 Warner Lambert Co........................................      1,905,000
                                                                    ------------
                                                                      10,088,250
                                                                    ------------
 Photography (1.7%):
 50,000 Eastman Kodak Co. .......................................      2,962,500
                                                                    ------------
 Printing & Publishing (4.5%):
 22,000 Gannett, Inc.............................................      1,201,750
 17,000 Knight-Ridder, Inc.......................................        996,625
 18,000 McGraw Hill, Inc. .......................................      1,471,500
 25,000 R.R. Donnelley Co. ......................................        975,000
 40,000 Time Warner, Inc.........................................      1,590,000
 23,000 Tribune Co. .............................................      1,526,625
                                                                    ------------
                                                                       7,761,500
                                                                    ------------
 Retail Stores (4.7%):
 20,000 Dayton Hudson Corp.......................................      1,517,500
 48,000 Home Depot, Inc..........................................      1,914,000
 45,000 Lowe's Cos...............................................      1,350,000
 26,000 May Department Stores....................................      1,137,500
 50,000 Walgreen Co..............................................      1,400,000
 34,000 Wal-Mart Stores..........................................        845,750
                                                                    ------------
                                                                       8,164,750
                                                                    ------------
 Technology (5.6%):
 14,000 International Business
         Machines................................................   $  1,321,250
 24,000 Minnesota Mining & Manufacturing Co. ....................      1,356,000
 50,000 Motorola, Inc............................................      3,818,750
 40,000 Texas Instruments, Inc. .................................      3,195,000
                                                                    ------------
                                                                       9,691,000
                                                                    ------------
 Tire & Rubber (0.7%):
 32,000 Goodyear Tire & Rubber Co. ..............................      1,260,000
                                                                    ------------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE EQUITY FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Utilities--Oil & Gas (0.5%)
 35,000 NICOR, Inc................................................   $   953,750
                                                                     -----------
 Utilities--Telecommunications (5.6%):
 30,000 Ameritech Corp............................................     1,563,750
 50,000 AT&T Corp.................................................     3,287,500
 22,000 Bell South Corp...........................................     1,608,750
 40,000 GTE Corp. ................................................     1,570,000
 31,000 SBC Communications, Inc...................................     1,705,000
                                                                     -----------
                                                                       9,735,000
                                                                     -----------
   Total Common Stocks                                               171,247,175
                                                                     -----------


                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 PREFERRED STOCKS (0.2%):
 Automotive (0.2%):
     4,000 Ford Motor Co.........................................   $    409,500
                                                                    ------------
   Total Preferred Stocks                                                409,500
                                                                    ------------
 INVESTMENT COMPANIES (0.6%):
 1,037,884 AMCORE Vintage U.S. Government Obligations Fund.......      1,037,884
                                                                    ------------
   Total Investment Companies                                          1,037,884
                                                                    ------------
   Total (Cost--$133,217,457)(b)                                    $172,694,559
                                                                    ============

------
(a) Percentages indicated are based on net assets of $173,874,698.
(b) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,400. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation................  $41,113,418
   Unrealized depreciation................   (1,640,716)
                                            -----------
   Net unrealized appreciation............  $39,472,702
                                            ===========

(c) Non-income producing securities.
ADR--American Depository Receipt

                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS (96.7%):
 Alabama (0.8%):
  270,000  Montgomery, 5.10%, 11/1/07............................   $   264,265
                                                                    -----------
 California (1.4%):
  500,000  Sacramento, City Financing Authority, Lease Revenue
            Refunding-Series A, AMBAC, 5.05%, 11/1/06............       496,200
                                                                    -----------
 Delaware (1.5%):
  500,000  Sussex County, 4.90%, 10/15/01........................       507,555
                                                                    -----------
 Florida (8.1%):
  500,000  Florida School Boards Assoc., Lease Revenue, 6.75%,
            7/1/04...............................................       532,225
  500,000  Jacksonville, Electric Authority Revenue, Refunding
            Saint Johns River, Issue 2, Series 8, 5.13%, 10/1/07.       496,675
  250,000  Jacksonville, Electric Authority Revenue, 5.40%,
            10/1/10..............................................       244,965
  500,000  Martin County, GO, 4.25%, 2/1/01......................       490,605
  500,000  Pinellas County Water Revenue, 5.00%, 10/1/03.........       503,270
  500,000  State of Florida Board of Education, 5.13%, 6/1/05....       507,770
                                                                    -----------
                                                                      2,775,510
                                                                    -----------
 Idaho (1.5%):
  500,000  Meridian Joint School District #2, Idaho 5.00%,
            7/30/03..............................................       510,025
                                                                    -----------
 Illinois (31.3%):
  200,000  Cherry Valley GO, 6.60%, 1/1/01.......................       216,238
  500,000  Chicago, Metropolitan Water Capital Improvement,
            5.00%, 12/1/02.......................................       508,095
  500,000  Chicago, Metropolitan Water Capital Improvement,
            5.25%, 12/1/04.......................................       512,020
  200,000  Chicago O'Hare International Airport, 5.30%, 1/1/00...       203,174
  250,000  Chicago O'Hare International Airport, 6.38%, 1/1/04...       270,092
  200,000  Chicago Water Revenue, AMBAC, 5.50%, 11/1/03..........       207,924
  250,000  Cook County Community School GO, 5.90%, 12/1/03.......       267,690
  300,000  Du Page, Illinois Airport Authority, Limited Tax Ins.
            C.O.P. Series A, FGIC, 4.80%, 2/1/01.................       301,101
  300,000  Illinois Development Finance Authority Revenue, FGIC,
            5.45%, 2/1/02........................................       310,359
  200,000  Illinois Development Finance Authority Revenue, FGIC,
            6.05%, 3/1/04........................................       217,720
  510,000  Illinois Development Finance Authority Revenue,
            (Belvidere) GO, 4.65%, 12/1/03.......................       499,443
  500,000  Illinois Development Finance Authority Revenue, S.D.
            46, 5.25%, 1/1/06....................................       504,690
  500,000  Illinois Development Finance Authority Revenue,
            Wheaton School 200, 4.75%, 12/1/02...................       500,565
  400,000  Illinois Health Facilities Authority Revenue, MBIA,
            4.90%, 11/15/03......................................       399,440
  500,000  Illinois Housing Development Authority, 5.10%, 7/1/02.       499,950
  465,000  Illinois Housing Development Authority, Single Family
            Mortgage Revenue, 6.50%, 2/1/09......................       491,328
  220,000  Illinois State Sales Tax Revenue, Series Q, 5.75%,
            6/15/14..............................................       212,164
  200,000  Illinois Student Assistance Commission, Student Loan
            Revenue, GSL, 5.45%, 3/1/99..........................       204,302
  300,000  Illinois Student Assistance Commission, Student Loan
            Revenue, Series M, 6.30%, 3/1/03.....................       307,560
  500,000  Kane County, Motor Fuel Tax Revenue, 5.40%, 3/1/06....       504,335
  500,000  Kane County Public Building C, Elgin Community College
            509-B, 5.75%, 12/1/10................................       500,565
  500,000  Lake Forest, Community High School District 115,
            4.70%, 11/1/05.......................................       488,590
  300,000  Metropolitan Pier & Exposition Authority, State Tax
            Revenue, 5.20%, 6/15/99..............................       305,949

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Illinois, continued:
  500,000  Northwest Water Community Cook & Lake Counties, Water
            Revenue, 4.90%, 5/1/07...............................   $   476,985
  400,000  Sangamon County, Certificate of Participation, 6.40%,
            12/1/00..............................................       428,588
  250,000  State of Illinois, GO, 4.90%, 6/1/01..................       252,322
  250,000  State of Illinois, GO, 5.00%, 6/1/02..................       252,663
  100,000  Sterling Hospital Revenue, CGH Medical Center Project,
            5.65%, 5/1/99........................................       101,483
  250,000  Winnebago County, School District 122, 5.75%, 6/1/01..       264,065
  500,000  Winnebago & Boone Counties, Rockford School District
            Number 205, School Bonds, Series 1992 C, 5.25%,
            2/1/01...............................................       514,950
                                                                    -----------
                                                                     10,724,350
                                                                    -----------
 Indiana (2.2%):
  500,000  Indiana Bond Bank (Elkhart Water\Sewer Refunding
            Bonds), 5.55%, 11/1/10...............................       480,705
  250,000  Indianapolis, Series A, 6.75%, 2/1/04.................       271,397
                                                                    -----------
                                                                        752,102
                                                                    -----------
 Iowa (6.2%):
  300,000  Ames, Iowa Electric Revenue, 5.20%, 1/1/05............       302,523
  500,000  Iowa City GO, 5.00%, 6/1/04...........................       507,040
  500,000  Iowa State Certificate of Participation, 6.50%,
            7/1/06...............................................       547,850
  500,000  Iowa Student Loan, 5.75%, 12/1/06.....................       501,360
  250,000  Iowa Student Loan Liquidity Corp., Series A, 5.35%,
            12/1/02..............................................       254,145
                                                                    -----------
                                                                      2,112,918
                                                                    -----------
 Maryland (0.7%):
  250,000  Baltimore, Construction Public Improvement, Series A,
            AMBAC, 5.30%, 10/15/07...............................       250,475
                                                                    -----------
 Michigan (0.7%):
  250,000  Grand Haven, Insured Electric Revenue Bonds, MBIA,
            4.90%, 7/1/03........................................       251,262
                                                                    -----------
 Minnesota (3.1%):
  500,000  Minneapolis, 4.75%, 9/1/02............................       505,855
  520,000  Ramsey County, 5.60%, 12/1/05.........................       546,977
                                                                    -----------
                                                                      1,052,832
                                                                    -----------
 Mississippi (1.0%):
  350,000  Mississippi Higher Education, SR-Series B, 5.25%,
            9/1/01...............................................       354,960
                                                                    -----------
 Montana (1.3%):
  335,000  Montana Higher Education Student Assistance Corp.,
            5.25%, 12/1/02.......................................       338,561
  100,000  Montana Student Loan, 5.75%, 12/1/12..................        96,917
                                                                    -----------
                                                                        435,478
                                                                    -----------
 Nebraska (0.7%):
  250,000  Omaha, Airport Authority, 5.00%, 1/1/04...............       250,508
                                                                    -----------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Nevada (3.6%):
  300,000  Clark County, 5.40%, 7/1/03...........................   $   305,679
  430,000  Nevada Housing, 5.20%, 4/1/01.........................       433,470
  500,000  State of Nevada, 4.40%, 11/1/01.......................       493,675
                                                                    -----------
                                                                      1,232,824
                                                                    -----------
 New Mexico (1.5%):
  500,000  Albuquerque, School District #12, 5.30%, 8/1//08......       499,960
                                                                    -----------
 Ohio (1.3%):
  200,000  Student Loan Funding Corp., Series C, 5.50%, 12/1/01..       203,328
  250,000  Student Loan Funding Corp., Series C, 5.70%, 7/1/99...       258,058
                                                                    -----------
                                                                        461,386
                                                                    -----------
 Pennsylvania (0.7%):
  250,000  Commonwealth of Pennsylvania Insured Certificate of
            Participation, 4.63%, 7/1/00.........................       250,138
                                                                    -----------
 Rhode Island (0.8%):
  250,000  Rhode Island State Construction, Capital Development
            Loan, Series B, 6.00%, 5/15/99.......................       261,980
                                                                    -----------
 South Dakota (1.5%):
  500,000  South Dakota Student Loan, 5.85%, 8/1/00..............       517,590
                                                                    -----------
 Texas (7.2%):
  105,000  Arlington Independent School District, 6.10%, 5/15/05.       114,218
  200,000  Arlington Permanent Independent, 6.70%, 8/15/12.......       223,634
  195,000  Arlington GO, 6.10%, 2/15/05..........................       206,575
  500,000  Austin, Airport Revenue, 5.50%, 11/15/06..............       506,610
  500,000  Dallas Water & Sewer, 4.90%, 4/1/04...................       500,615
  200,000  Houston Water & Sewer System, Series C, MBIA, 5.25%,
            12/1/00..............................................       207,026
  300,000  Temple, Independent School District, 4.90%, 2/1/04....       299,574
  400,000  Texas State College Student Loan, 5.40%, 8/1/02.......       406,132
                                                                    -----------
                                                                      2,464,384
                                                                    -----------
 Utah (0.7%):
  250,000  Davis County, GO, 4.95%, 6/1/05.......................       248,843
                                                                    -----------
 Virginia (3.6%):
  500,000  Fairfax County, Series A, 4.90%, 6/1/03...............       506,985
  250,000  Virginia Educational Loan Authority, Series E, 5.50%,
            3/1/01...............................................       256,215
  500,000  Virginia State Housing Development Authority, 5.10%,
            7/1/06...............................................       486,640
                                                                    -----------
                                                                      1,249,840
                                                                    -----------
 Washington (5.4%):
  310,000  King County, Public Hospital, Facility Revenue, AMBAC,
            5.70%, 9/1/01........................................       325,683
  500,000  Seattle, Water System Revenue, 4.70%, 12/1/00.........       503,850

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Washington, continued:
  500,000  Tacoma, Electric System Revenue 5.50%, 1/1/12.........   $   480,230
  500,000  Washington State, 6.80%, 10/1/02......................       542,095
                                                                    -----------
                                                                      1,851,858
                                                                    -----------
 Wisconsin (9.1%):
  500,000  Franklin Public School District, 4.75%, 4/1/04........       489,390
  500,000  Green Bay Area Public Schools, 4.40%, 4/1/02..........       489,755
  400,000  Kenosha, Series A, 4.90%, 4/1/99......................       405,132
  500,000  Madison, 5.00%, 4/1/05................................       504,510
  500,000  Sturgeon Bay, Combined Utility, 4.90%, 1/1/06.........       488,925
  500,000  Wisconsin Housing & Economic Development Authority,
            Housing Revenue, 4.70%, 11/1/99......................       492,225
  250,000  Wisconsin Housing & Economic Development Authority,
            Series B, 4.90%, 11/1/01.............................       243,823
                                                                    -----------
                                                                      3,113,760
                                                                    -----------
 Wyoming (0.8%):
  250,000  Cheyenne, GO Unlimited, 5.45%, 12/1/01................       260,605
                                                                    -----------
   Total Municipal Bonds                                            $33,151,608
                                                                    -----------
 INVESTMENT COMPANIES (1.8%):
  628,218  Prairie Municipal Money Market Fund (Class A).........       628,218
                                                                    -----------
   Total Investment Companies                                           628,218
                                                                    -----------
   Total (Cost--$33,590,974)(b)                                     $33,779,826
                                                                    ===========

------
(a) Percentages indicated are based on net assets of $34,288,136.
(b) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......................  $368,415
   Unrealized depreciation.......................  (179,563)
                                                   --------
   Net unrealized appreciation...................  $188,852
                                                   ========

AMBAC    --     American Municipal Bond Assurance Corporation
FGIC     --     Financial Guaranty Insurance Corporation
GO       --     General Obligation
GSL      --     Guaranteed Student Loans
MBIA     --     Municipal Bond Insurance Association

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- --------------------------------------------------------   -----------
 COLLATERAL MORTGAGE OBLIGATIONS (4.8%):
  843,125  5.50%, 7/25/00..........................................   $   799,651
                                                                      -----------
   Total Collateralized Mortgage Obligations                              799,651
                                                                      -----------
 COMMON STOCKS (53.6%):
 Automotive (1.8%):
    5,000  Ford Motor Co............................................      155,625
    3,000  General Motors Corp.....................................       140,625
                                                                      -----------
                                                                          296,250
                                                                      -----------
 Banking (5.3%):
    3,000  BankAmerica Corp........................................       179,625
    3,000  Barnett Banks, Inc......................................       169,875
    3,000  Fifth Third Bancorp.....................................       172,125
    3,000  NationsBank Corp........................................       201,750
    5,000  Norwest Corp............................................       163,750
                                                                      -----------
                                                                          887,125
                                                                      -----------
 Chemicals (3.0%):
    3,000  Air Products & Chemical.................................       156,375
    2,000  Dow Chemical Co. .......................................       149,000
    3,000  Eastman Chemical Co.....................................       192,000
                                                                      -----------
                                                                          497,375
                                                                      -----------
 Computer Hardware (2.2%):
    3,000  Cisco Systems, Inc. (c).................................       207,000
    2,800  Intel Corp..............................................       168,350
                                                                      -----------
                                                                          375,350
                                                                      -----------
 Computer Software (1.1%):
    2,000  Microsoft Corp. (c).....................................       181,000
                                                                      -----------
 Consumer Goods & Services (2.0%):
    4,000  Gillette Co.............................................       190,500
    2,000  Procter & Gamble Co.....................................       154,000
                                                                      -----------
                                                                          344,500
                                                                      -----------
 Defense (1.0%):
    2,000  Raytheon Co.............................................       170,000
                                                                      -----------
 Diversified (2.5%):
    3,000  Allied Signal, Inc......................................       132,375
    4,000  Corning, Inc............................................       114,500
    2,000  Textron, Inc. ..........................................       136,500
                                                                      -----------
                                                                          383,375
                                                                      -----------


 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Electrical & Electronic (2.0%):
   2,000   Emerson Electric Co. ..................................   $   143,000
   3,000   General Electric Co....................................       191,250
                                                                     -----------
                                                                         334,250
                                                                     -----------
 Entertainment (1.0%):
   3,000   Walt Disney Co. .......................................       172,125
                                                                     -----------
 Financial Services (1.8%):
   3,000   Beneficial Corp........................................       156,750
   1,500   Federal National Mortgage Assoc........................       155,250
                                                                     -----------
                                                                         312,000
                                                                     -----------
 Food Products (2.8%):
   3,000   General Mills, Inc. ...................................       167,250
   4,000   McDonald's Corp........................................       153,000
   3,000   PepsiCo, Inc...........................................       153,000
                                                                     -----------
                                                                         473,250
                                                                     -----------
 Health Care (2.6%):
   3,000   Abbott Labs............................................       127,875
   4,000   Baxter International, Inc..............................       164,500
   2,000   Johnson & Johnson......................................       148,250
                                                                     -----------
                                                                         440,625
                                                                     -----------
 Home Furnishings (0.9%):
   6,000   Newell Companies, Inc. ................................       148,500
                                                                     -----------
 Insurance (2.1%):
   1,950   American International Group...........................       165,750
   1,200   General Re Corp. ......................................       181,200
                                                                     -----------
                                                                         346,950
                                                                     -----------
 Machinery & Equipment (1.2%):
   3,000   Sundstrand Corp. ......................................       194,250
                                                                     -----------
 Office Equipment & Services (2.0%):
   2,000   Hewlett-Packard........................................       166,750
   4,000   Honeywell, Inc.........................................       171,500
                                                                     -----------
                                                                         338,250
                                                                     -----------
 Oil & Gas Exploration Products & Services (2.4%):
   2,000   Amoco Corp.............................................       128,250
   1,500   Mobil Corp.............................................       149,437

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Oil & Gas Exploration Products & Services, continued:
   2,000   Schlumberger LTD.......................................   $   130,500
                                                                     -----------
                                                                         408,187
                                                                     -----------
 Pharmaceuticals (3.4%):
   2,000   American Home Products.................................       169,750
   4,000   Pfizer, Inc. ..........................................       213,500
   2,000   Warner Lambert Co......................................       190,500
                                                                     -----------
                                                                         573,750
                                                                     -----------
 Photography (0.7%):
   2,000   Eastman Kodak Co. .....................................       118,500
                                                                     -----------
 Printing & Publishing (2.8%):
   3,000   Gannett, Inc...........................................       163,875
   3,000   Knight-Ridder, Inc.....................................       175,875
   2,000   Tribune Co. ...........................................       132,750
                                                                     -----------
                                                                         472,500
                                                                     -----------
 Railroads (1.2%):
   3,000   Union Pacific Corp.....................................       198,750
                                                                     -----------
 Retail Stores (2.9%):
   4,000   Home Depot, Inc........................................       159,500
   4,000   May Department Stores..................................       175,000
   6,000   Wal-Mart Stores........................................       149,250
                                                                     -----------
                                                                         483,750
                                                                     -----------
 Technology (1.4%):
   3,000   Motorola, Inc..........................................       229,125
                                                                     -----------
 Utilities--Telecommunications (3.7%):
   3,000   AT&T Corp..............................................       197,250
   5,000   GTE Corp. .............................................       196,250
   4,000   SBC Communications, Inc................................       220,000
                                                                     -----------
                                                                         613,500
                                                                     -----------
   Total Common Stocks                                                 8,993,237
                                                                     -----------


 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS (6.0%):
 Banking (3.0%):
   500,000 Firstar Corp. 7.15%, 9/1/00............................   $   506,250
                                                                     -----------
 Telecommunications (3.0%):
   250,000 AT&T Corp. 7.00%, 5/15/05..............................       255,938
   250,000 General Telephone Illinois 8.50%, 12/4/00..............       254,062
                                                                     -----------
                                                                         510,000
                                                                     -----------
   Total Corporate Bonds                                               1,016,250
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (5.9%):
 Federal National Mortgage Assoc.:
 1,000,000 6.95%, 9/10/02.........................................       999,220
                                                                     -----------
   Total U.S. Government Agency                                          999,220
                                                                     -----------
 U.S. TREASURY NOTES (24.1%):
   500,000 7.25%, 11/30/96........................................       507,970
 1,000,000 6.38%, 7/15/99.........................................     1,013,080
   500,000 6.38%, 1/15/00.........................................       506,805
 1,500,000 6.25%, 5/31/00.........................................     1,513,965
   500,000 6.25%, 2/15/03.........................................       502,855
                                                                     -----------
   Total U.S. Treasury Notes                                           4,044,675
                                                                     -----------
 U.S. TREASURY STRIPS (1.4%):
   500,000 6.50%, 11/15/07........................................       229,480
                                                                     -----------
   Total U.S. Treasury STRIPs                                            229,480
                                                                     -----------
 INVESTMENT COMPANIES (3.0%):
   498,683 AMCORE Vintage U.S. Government Obligations Fund........       498,683
                                                                     -----------
   Total Investment Companies                                            498,683
                                                                     -----------
   Total (Cost--$15,743,013) (b)                                     $16,581,196
                                                                     ===========

------
(a) Percentages indicated are based on net assets of $16,788,032.
(b) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......................  $894,196
   Unrealized depreciation.......................   (56,013)
                                                   --------
   Net unrealized appreciation...................  $838,183
                                                   ========

(c) Non-income producing securities.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE FIXED TOTAL RETURN FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (22.6%):
 Federal Home Loan Mortgage Corp.:
 2,000,000 6.50%, 9/15/06.........................................   $ 1,952,080
 2,000,000 6.50%, 3/15/07.........................................     1,989,200
 2,000,000 6.00%, 12/15/17........................................     1,914,400
 Prudential Home Mortgage Securities Corp.:
 1,431,021 5.50%, 4/1/00..........................................     1,396,140
 Resolution Trust Co.:
 1,862,674 7.46%*, 12/25/05.......................................     1,867,912
                                                                     -----------
   Total Collateralized Mortgage Obligations                           9,119,732
                                                                     -----------
 CORPORATE BONDS (23.7%):
 Banking (6.5%):
 1,000,000 Bankers Trust, 8.13%, 5/15/02..........................     1,067,500
   500,000 Chase Manhattan Corp., 8.80%, 2/1/00...................       513,750
 1,000,000 Norwest Financial, Inc., 8.38%, 1/15/00................     1,066,250
                                                                     -----------
                                                                       2,647,500
                                                                     -----------
 Chemicals (3.5%):
   400,000 Monsanto Co., 8.40%, 1/15/97...........................       412,000
 1,000,000 RPM Senior Notes, 7.00%, 6/15/05.......................     1,002,500
                                                                     -----------
                                                                       1,414,500
                                                                     -----------
 Financial Services (6.2%):
 1,000,000 Bear Stearns, 6.70%, 8/1/03............................       986,250
   500,000 Household Finance Corp.,
            9.38%, 2/15/96........................................       505,890
 1,000,000 Merrill Lynch & Co.,
            7.00%, 4/27/08........................................       997,500
                                                                     -----------
                                                                       2,489,640
                                                                     -----------
 Food Products (1.2%):
   500,000 Nabisco, Inc., 7.05%, 7/15/07..........................       491,875
                                                                     -----------
 Insurance (2.5%):
 1,000,000 Lincoln National Corp., 7.13%, 7/15/99.................     1,015,000
                                                                     -----------
 Retail Stores (1.3%):
   500,000 Sears Roebuck Co., 8.45%, 11/1/98......................       529,375
                                                                     -----------


 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Utilities--Electric (2.5%):
 1,000,000 Alabama Power First Mortgage, 6.75%, 2/1/03............   $ 1,011,250
                                                                     -----------
   Total Corporate Bonds                                               9,599,140
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (20.9%):
 Federal Farm Credit Bank:
 1,000,000 5.66%, 10/5/95.........................................       999,030
 Federal Home Loan Mortgage Corp.:
 1,000,000 6.16%, 3/29/00.........................................       992,950
 1,000,000 6.59%, 6/4/03..........................................       990,920
 1,500,000 7.05%, 3/24/04.........................................     1,486,770
 Federal National Mortgage Assoc.:
 2,000,000 6.57%, 8/10/00.........................................     2,007,120
 1,000,000 5.99%, 10/1/03.........................................       952,350
 1,000,000 8.00%, 4/13/05.........................................     1,028,210
                                                                     -----------
   Total U.S. Government Agencies                                      8,457,350
                                                                     -----------
 U.S. TREASURY BILLS (2.4%):
 1,000,000 5.54%, 3/14/96.........................................       975,270
                                                                     -----------
   Total U.S. Treasury Bills                                             975,270
                                                                     -----------
 U.S. TREASURY NOTES (22.6%):
 2,000,000 7.25%, 11/30/96........................................     2,031,880
 1,000,000 6.75%, 6/30/99.........................................     1,025,020
 1,000,000 6.38%, 7/15/99.........................................     1,013,080
 2,000,000 6.38%, 1/15/00.........................................     2,027,220
 1,000,000 7.50%, 5/15/02.........................................     1,075,700
 1,000,000 6.25%, 2/15/03.........................................     1,005,710
 1,000,000 5.88%, 2/15/04.........................................       978,290
                                                                     -----------
   Total U.S. Treasury Notes                                           9,156,900
                                                                     -----------
 U.S. TREASURY STRIPS (3.6%):
 2,500,000 6.73%, 11/15/09........................................       995,350
 2,000,000 7.00%, 5/15/17.........................................       462,360
                                                                     -----------
   Total U.S. Treasury STRIPs                                          1,457,710
                                                                     -----------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE FIXED TOTAL RETURN FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (1.7%):
  697,098  AMCORE Vintage U.S. Government Obligations Fund........       697,098
                                                                     -----------
   Total Investment Companies                                            697,098
                                                                     -----------
   Total (Cost--$39,519,248)(b)                                      $39,463,200
                                                                     ===========

------
(a) Percentages indicated are based on net assets of $40,483,089.
(b) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation..................  $  76,256
   Unrealized depreciation..................   (132,304)
                                              ---------
   Net unrealized depreciation..............  $ (56,048)
                                              =========

* Variable rate securities with yields that vary with a designated market index or market rate. The rate reflected on the Schedule of Portfolio Investments is the effective rate as of September 30, 1995.

                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (20.1%):
 Federal Home Loan Mortgage Corp.:
 2,000,000 6.25%, 12/15/06........................................   $ 1,955,000
 Federal National Mortgage Assoc.:
   773,533 7.00%, 1/25/04.........................................       772,218
 2,500,000 6.50%,10/25/04.........................................     2,498,550
 3,500,000 7.00%, 8/25/06.........................................     3,512,425
 1,000,000 6.60%, 4/25/17.........................................       991,100
 2,000,000 6.50%, 3/25/20.........................................     1,951,420
 Prudential Home Mortgage Securities Corp.:
 1,475,468 5.50%, 7/25/00.........................................     1,399,389
 Residential Funding Corp.:
 2,000,000 6.50%, 12/25/08........................................     1,953,750
 Resolution Trust Co.:
   465,669 7.46%, 12/25/05........................................       466,978
 Western Financial Grantor Trust:
    60,001 6.75%, 1/1/97..........................................        60,151
                                                                     -----------
   Total Collateralized Mortgage Obligations                          15,560,981
                                                                     -----------
 CORPORATE BONDS (33.4%):
 Banking (9.3%):
 1,000,000 BankAmerica Corp.,
            7.20%, 9/15/02........................................     1,027,500
   500,000 Bankers Trust, 8.13%, 5/15/02..........................       533,750
 1,000,000 Bank One, Dayton N.A.,
            6.63%, 4/15/03........................................       998,750
           Chase Manhattan Corp.,
   500,000  8.80%, 2/1/00.........................................       513,750
   500,000  9.05%, 2/1/02.........................................       515,625
 1,500,000 Citicorp Senior Notes,
            8.63%, 11/1/04........................................     1,593,750
           Nations Bank Corp.
 1,000,000  6.63%, 1/15/98........................................     1,008,750
   500,000  6.50%, 8/15/03........................................       489,375
   500,000 Northern Trust Co., 6.50%, 5/1/03......................       496,250
                                                                     -----------
                                                                       7,177,500
                                                                     -----------
 Chemicals (1.6%):
 1,000,000 E.I. Dupont De Nemours & Co., 6.42%, 11/20/97..........     1,003,750
   250,000  8.65%, 12/1/97........................................       261,875
                                                                     -----------
                                                                       1,265,625
                                                                     -----------


 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Diversified (0.2%):
   150,000 Corning Glass Works, 8.38%, 11/1/96....................   $   153,563
                                                                     -----------
 Financial Services (12.8%):
 1,000,000 Associates Corp.,
            7.50%, 4/15/02........................................     1,046,250
 1,000,000 Commercial Credit,
            6.88%, 5/1/02.........................................     1,010,000
           Ford Motor Credit Corp.,
   250,000  9.13%, 12/15/95.......................................       251,485
 1,000,000  6.85%, 8/15/00........................................     1,011,250
   500,000  7.50%, 1/27/03........................................       518,750
           Household Finance Corp.,
   500,000  7.63%, 12/15/96.......................................       508,255
 1,000,000  6.88%, 3/1/03.........................................     1,007,500
   250,000 ITT Financial Corp.,
            7.25%, 11/15/96.......................................       253,437
 1,000,000 Norwest Financial Inc.,
            7.50%, 4/15/05........................................     1,056,250
 1,000,000 Smith Barney,
            6.88%, 6/15/05........................................       987,500
 2,000,000 Standard Credit Card Master Trust, 6.70%, 9/7/00.......     2,006,540
   250,000 Xerox Credit Corp.,
            6.25%, 1/15/96........................................       250,160
                                                                     -----------
                                                                       9,907,377
                                                                     -----------
 Food Products (0.6%):
   500,000 PepsiCo, Inc.,
            7.88%, 8/15/96........................................       507,500
                                                                     -----------
 Home Furnishings (1.3%):
 1,000,000 Newell Co., 6.40%, 8/10/02.............................       988,750
                                                                     -----------
 Industrial Goods & Services (0.7%):
   250,000 American Brands, Inc.,
            8.53%, 12/15/95.......................................       251,250
   250,000 Private Export Fund,
            9.00%, 1/31/96........................................       252,812
                                                                     -----------
                                                                         504,062
                                                                     -----------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE FIXED INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Restaurants (0.3%):
   235,000 Secured Restaurant Trust,
            10.25%, 11/15/00......................................   $   263,710
                                                                     -----------
 Retail Stores (2.0%):
           Sears Roebuck & Co.,
 1,000,000  7.60%, 3/5/97.........................................     1,018,750
   500,000  8.02%, 12/28/98.......................................       524,375
                                                                     -----------
                                                                       1,543,125
                                                                     -----------
 Utilities--Electric (2.3%):
   250,000 Central Power & Light Co.,
            6.63%, 1/1/98.........................................       251,875
 1,000,000 Florida Power & Light,
            6.88%, 4/1/04.........................................     1,023,750
   250,000 Houston Light & Power Co.,
            6.75%, 4/1/98.........................................       251,250
   250,000 Sierra Pacific Power Co.,
            6.50%, 7/1/97.........................................       250,625
                                                                     -----------
                                                                       1,777,500
                                                                     -----------
 Utilities--Telecommunications (2.3%):
   250,000 AT&T Corp., 8.20%, 2/15/05.............................       267,500
   500,000 Hawaiian Telephone, 8.00%, 9/1/01......................       508,125
 1,000,000 United Telephone Co. of Florida,
            7.25%, 12/15/04.......................................     1,020,000
                                                                     -----------
                                                                       1,795,625
                                                                     -----------
   Total Corporate Bonds                                              25,884,337
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (23.5%):
 Federal Home Loan Bank:
 2,000,000 7.26%, 9/1/99..........................................     2,044,680
 1,000,000 7.25%, 7/3/02..........................................     1,002,910
   500,000 8.05%, 5/27/04.........................................       527,630
 1,000,000 8.35%, 4/12/05.........................................     1,008,690


 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp.:
 1,250,000 6.59%, 6/4/03..........................................   $ 1,238,650
 1,250,000 7.05%, 3/24/04.........................................     1,238,975
   500,000 8.05%, 5/19/04.........................................       519,435
 Federal National Mortgage Assoc.:
 2,000,000 6.57%, 8/10/00.........................................     2,007,120
 1,500,000 6.95%, 9/10/02.........................................     1,498,830
 1,000,000 6.80%, 10/23/02........................................     1,008,140
 1,000,000 7.08%, 1/29/03.........................................     1,001,420
 1,000,000 8.00%, 4/13/05.........................................     1,028,210
 2,500,000 7.41%, 8/17/05.........................................     2,534,950
 Student Loan Mortgage Assoc.:
 1,500,000 6.75%, 6/15/01.........................................     1,505,070
                                                                     -----------
   Total U.S. Government Agencies                                     18,164,710
                                                                     -----------
 U.S. TREASURY NOTES (19.4%):
 2,000,000 7.25%, 11/30/96........................................     2,031,880
 1,500,000 6.38%, 6/30/97.........................................     1,514,175
 1,500,000 7.88%, 1/15/98.........................................     1,563,240
 1,000,000 7.13%, 10/15/98........................................     1,032,990
 1,000,000 6.75%, 6/30/99.........................................     1,025,020
 3,500,000 6.38%, 1/15/00.........................................     3,547,635
 1,000,000 7.50%, 5/15/02.........................................     1,075,700
 2,250,000 6.25%, 2/15/03.........................................     2,262,848
 1,000,000 5.88%, 2/15/04.........................................       978,290
                                                                     -----------
   Total U.S. Treasury Notes                                          15,031,778
                                                                     -----------
 INVESTMENT COMPANIES (2.1%):
 1,654,631 AMCORE Vintage U.S. Government Obligations Fund........     1,654,631
                                                                     -----------
   Total Investment Companies                                          1,654,631
                                                                     -----------
   Total (Cost--$76,345,607)(b)                                      $76,296,437
                                                                     ===========

------
(a) Percentages indicated are based on net assets of $77,432,829.
(b) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $80,900. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation..................  $ 415,757
   Unrealized depreciation..................   (545,869)
                                              ---------
   Net unrealized depreciation..............  $(130,112)
                                              =========

                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

1.ORGANIZATION:

 The Coventry Group ("Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations of the AMCORE Vintage U.S. Government Obligations Fund, the AMCORE Vintage Equity Fund, the AMCORE Vintage Fixed Income Fund, the AMCORE Vintage Intermediate Tax-Free Fund, the AMCORE Vintage Balanced Fund, the AMCORE Vintage Fixed Total Return Fund, and the AMCORE Vintage Aggressive Growth Fund, (individually, a "Fund"; collectively, the "Funds"), each a series of the Group, the Funds earned no investment income and had no operations other than incurring organizational expenses. The Aggressive Growth Fund, which commenced operations October 3, 1995, is not presented in these financial statements.

 The Group is authorized to issue an unlimited number of shares which are units of beneficial interest with a par value of $0.01 per share. Sales of shares of the Funds may be made to the general public.

2.SIGNIFICANT ACCOUNTING PRINCIPLES:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   SECURITIES VALUATION:

   Investments of the U.S. Government Obligations Fund ("the money market fund") are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market fund may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

   Investments in common and preferred stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities and U.S. Government agency securities of the Equity Fund, the Fixed Income Fund, the Intermediate Tax-Free Fund, the Balanced Fund, and the Fixed Total Return Fund (collectively "the variable net asset value funds") are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser under the supervision of the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the prorata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   REPURCHASE AGREEMENTS:

   The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from financial institutions such as banks and broker dealers which the investment adviser, AMCORE Capital Management, Inc. ("AMCORE"), deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared daily and paid monthly for the U.S. Government Obligations Fund. Dividends from net investment income are declared and paid quarterly for the Equity Fund, the Balanced Fund and the Fixed Total Return Fund. Dividends from net investment income are declared and paid monthly for the Fixed Income Fund and the Intermediate Tax-Free Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds. These dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)
   OTHER:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Other expenses for the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.

3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1995 are as follows:

                                                          PURCHASES     SALES
                                                         ----------- -----------
  Equity Fund........................................... $28,012,217 $27,495,912
  Fixed Income Fund.....................................  56,474,950  71,011,982
  Intermediate Tax-Free Fund............................   6,012,230   3,613,443
  Balanced Fund(a)......................................   4,011,011   2,007,188
  Fixed Total Return Fund(b)............................  45,181,316   8,787,052

--------
(a) For the period from June 1, 1995 (commencement of operations) through September 30, 1995.
(b) For the period from June 15, 1995 (commencement of operations) through September 30, 1995.

4.RELATED PARTY TRANSACTIONS:

 Pursuant to an investment advisory agreement, investment advisory services are provided to the Funds by AMCORE. Under the terms of the investment advisory agreement, AMCORE is entitled to receive fees computed daily based on a percentage of the average net assets of each Fund.

 The Winsbury Company Limited Partnership d/b/a The Winsbury Company ("Winsbury") is an Ohio limited partnership. The sole general partner of Winsbury is BISYS Fund Services, Inc. The sole limited partner of Winsbury is WC Subsidiary Corporation. BISYS Fund Services, Inc., BISYS Fund Services Ohio, Inc., and WC Subsidiary Corporation are all subsidiaries of The BISYS Group, Inc. On October 10, 1995, Winsbury changed its name to BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services.

 Winsbury, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, Winsbury's fees are computed daily as a percentage of the average net assets of each Fund.

 BISYS Fund Services Ohio, Inc., (the "Company") serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accountant Agreements, the Company's fees are computed on the basis of number of shareholders and average net assets, respectively.

 The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse Winsbury, as distributor, a periodic

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

 amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each of the Funds. These fees are used by Winsbury to pay banks, including affiliates of AMCORE, broker dealers and other institutions, or to reimburse Winsbury or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund shares. No amounts were paid under the terms of this plan during the six months ended September 30, 1995.

 AMCORE has agreed that if the aggregate expenses of any of the Funds, as defined, for any fiscal year exceed the expense limitation of any State having jurisdiction over the Fund, AMCORE will reimburse to the Fund, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the six months ended September 30, 1995. Further, fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions is as follows for the six months ended September 30, 1995:

                                                U.S. GOVERNMENT  FIXED
                                                  OBLIGATIONS   EQUITY  INCOME
                                                     FUND        FUND    FUND
                                                --------------- ------- -------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets)..........       0.40%       0.75%   0.60%
  Voluntary fee reductions.....................    $117,664
  ADMINISTRATION FEES:
  Annual fee (percentage of average net assets
   of certain shares)..........................       0.20%       0.20%   0.20%
  DISTRIBUTION AND SHAREHOLDER SERVICE FEES:
  Annual fee (percentage of average net assets
   of certain shares)..........................       0.25%       0.25%   0.25%
  TRANSFER AGENT & FUND ACCOUNTING FEES:.......     $38,407     $49,608 $34,687

                                              INTERMEDIATE             FIXED
                                                TAX-FREE   BALANCED TOTAL RETURN
                                                  FUND     FUND(A)    FUND(B)
                                              ------------ -------- ------------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets).......      0.60%      0.75%      0.75%
  Voluntary fee reductions..................    $48,232                $2,527
  ADMINISTRATION FEES:
  Annual fee (percentage of average net
   assets of certain shares)                      0.20%      0.20%      0.20%
  DISTRIBUTION AND SHAREHOLDER SERVICE FEES:
  Annual fee (percentage of average net
   assets of certain shares)................      0.25%      0.25%      0.25%
  TRANSFER AGENT & FUND ACCOUNTING FEES:....    $24,138    $11,353    $12,912

 --------
 (a) For the period from June 1, 1995 (commencement of operations) through September 30, 1995.
 (b) For the period from June 15, 1995 (commencement of operations) through September 30, 1995.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                   U.S. GOVERNMENT OBLIGATIONS FUND
                             --------------------------------------------------
                              SIX MONTHS        YEAR      YEAR     DECEMBER 21,
                                 ENDED         ENDED      ENDED      1992 TO
                             SEPTEMBER 30,     MARCH    MARCH 31,   MARCH 31,
                                 1995         31, 1995    1994       1993 (A)
                             -------------    --------  ---------  ------------
                              (UNAUDITED)
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $      1.00     $   1.00  $   1.00     $  1.00
                              -----------     --------  --------     -------
INVESTMENT ACTIVITIES
 Net investment income......        0.027        0.042     0.027       0.007
                              -----------     --------  --------     -------
DISTRIBUTIONS
 Net investment income......       (0.027)      (0.042)   (0.027)     (0.007)
                              -----------     --------  --------     -------
NET ASSET VALUE, END OF
 PERIOD.....................  $      1.00     $   1.00  $   1.00     $  1.00
                              ===========     ========  ========     =======
Total Return................         2.69%(b)     4.32%     2.73%       0.75%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
  (000).....................  $   130,268     $137,888  $105,345     $87,928
 Ratio of expenses to
  average net assets........         0.53%(c)     0.50%     0.56%       0.58%(c)
 Ratio of net investment
  income to average net
  assets....................         5.32%(c)     4.26%     2.70%       2.68%(c)
 Ratio of expenses to
  average net assets*.......         0.73%(c)     0.98%     1.02%       1.14%(c)
 Ratio of net investment
  income to average net
  assets*...................         5.12%(c)     3.78%     2.23%       2.12%(c)
 Portfolio Turnover.........           NA           NA        NA          NA

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                              EQUITY FUND
                             ---------------------------------------------------
                              SIX MONTHS        YEAR       YEAR     DECEMBER 15,
                                 ENDED          ENDED      ENDED      1992 TO
                             SEPTEMBER 30,    MARCH 31,  MARCH 31,   MARCH 31,
                                 1995           1995       1994       1993 (A)
                             -------------    ---------  ---------  ------------
                              (UNAUDITED)
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $     11.44     $  10.05   $  10.20     $ 10.00
                              -----------     --------   --------     -------
INVESTMENT ACTIVITIES
 Net investment income......         0.07         0.15       0.19        0.05
 Net realized and unrealized
  gains (losses) from
  investments...............         1.93         1.41      (0.14)       0.19
                              -----------     --------   --------     -------
  Total from Investment
   Activities...............         2.00         1.56       0.05        0.24
                              -----------     --------   --------     -------
DISTRIBUTIONS
 Net investment income......        (0.07)       (0.15)     (0.20)      (0.04)
 Net realized gains.........                     (0.02)
                              -----------     --------   --------     -------
  Total Distributions.......        (0.07)       (0.17)     (0.20)      (0.04)
                              -----------     --------   --------     -------
NET ASSET VALUE, END OF
 PERIOD.....................  $     13.37     $  11.44   $  10.05     $ 10.20
                              ===========     ========   ========     =======
Total Return................        17.53%(b)    15.74%      0.45%       2.45%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
  (000).....................  $   173,875     $149,233   $125,203     $74,720
 Ratio of expenses to
  average net assets........         1.07%(c)     1.07%      0.54%       0.23%(c)
 Ratio of net investment
  income to average net
  assets....................         1.15%(c)     1.47%      1.97%       2.40%(c)
 Ratio of expenses to
  average net assets*.......         1.07%(c)     1.35%      1.37%       1.43%(c)
 Ratio of net investment
  income to average net
  assets*...................         1.15%(c)     1.19%      1.15%       1.20%(c)
 Portfolio Turnover.........        17.48%       20.54%      3.98%       0.00%

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                           FIXED INCOME FUND
                             -------------------------------------------------
                              SIX MONTHS        YEAR      YEAR    DECEMBER 15,
                                 ENDED          ENDED     ENDED     1992 TO
                             SEPTEMBER 30,    MARCH 31, MARCH 31,  MARCH 31,
                                 1995           1995      1994      1993 (A)
                             -------------    --------- --------- ------------
                              (UNAUDITED)
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $      9.71      $  9.92   $ 10.28    $ 10.00
                              -----------      -------   -------    -------
INVESTMENT ACTIVITIES
 Net investment income......         0.32         0.54      0.59       0.18
 Net realized and unrealized
  gains (losses) from
  investments...............         0.30        (0.22)    (0.33)      0.27
                              -----------      -------   -------    -------
  Total from Investment
   Activities...............         0.62         0.32      0.26       0.45
                              -----------      -------   -------    -------
DISTRIBUTIONS
 Net investment income......        (0.32)       (0.53)    (0.59)     (0.17)
 Net realized gains.........                               (0.03)
                              -----------      -------   -------    -------
  Total Distributions.......        (0.32)       (0.53)    (0.62)     (0.17)
                              -----------      -------   -------    -------
NET ASSET VALUE, END OF
 PERIOD.....................  $     10.01      $  9.71   $  9.92    $ 10.28
                              ===========      =======   =======    =======
Total Return................         6.42%(b)     3.46%     2.43%      4.54%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
  (000).....................  $    77,433      $81,673   $90,301    $50,127
 Ratio of expenses to
  average net assets........         0.95%(c)     0.94%     0.51%      0.29%(c)
 Ratio of net investment
  income to average net
  assets....................         5.85%(c)     5.53%     5.74%      6.58%(c)
 Ratio of expenses to
  average net assets*.......         0.95%(c)     1.22%     1.24%      1.34%(c)
 Ratio of net investment
  income to average net
  assets*...................         5.85%(c)     5.25%     5.01%      5.53%(c)
 Portfolio Turnover.........        77.34%       32.38%    32.03%     17.44%

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                       INTERMEDIATE TAX-FREE FUND
                             -------------------------------------------------
                              SIX MONTHS        YEAR      YEAR    FEBRUARY 16,
                                 ENDED          ENDED     ENDED     1993 TO
                             SEPTEMBER 30,    MARCH 31, MARCH 31,  MARCH 31,
                                 1995           1995      1994      1993 (A)
                             -------------    --------- --------- ------------
                              (UNAUDITED)
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $      9.97      $  9.91   $ 10.05    $ 10.00
                              -----------      -------   -------    -------
INVESTMENT ACTIVITIES
 Net investment income......         0.22         0.43      0.42       0.05
 Net realized and unrealized
  gains (losses) from
  investments...............         0.30         0.07     (0.13)      0.04
                              -----------      -------   -------    -------
  Total from Investment
   Activities...............         0.52         0.50      0.29       0.09
                              -----------      -------   -------    -------
DISTRIBUTIONS
 Net investment income......        (0.22)       (0.43)    (0.42)     (0.04)
 Net realized gains.........                     (0.01)    (0.01)
                              -----------      -------   -------    -------
  Total Distributions.......        (0.22)       (0.44)    (0.43)     (0.04)
                              -----------      -------   -------    -------
NET ASSET VALUE, END OF
 PERIOD.....................  $     10.27      $  9.97   $  9.91    $ 10.05
                              ===========      =======   =======    =======
Total Return................         5.21%(b)     5.29%     2.79%      0.90%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
  (000).....................  $    34,288      $30,717   $32,983    $13,043
 Ratio of expenses to
  average net assets........         0.71%(c)     0.73%     0.57%      0.42%(c)
 Ratio of net investment
  income to average net
  assets....................         4.32%(c)     4.42%     4.19%      4.31%(c)
 Ratio of expenses to
  average net assets*.......         1.01%(c)     1.30%     1.38%      1.47%(c)
 Ratio of net investment
  income to average net
  assets*...................         4.02%(c)     3.84%     3.37%      3.26%(c)
 Portfolio Turnover.........        11.51%        5.77%    13.26%      0.00%

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                 FIXED TOTAL
                                              BALANCED FUND      RETURN FUND
                                             ---------------   ----------------
                                             JUNE 1, 1995 TO   JUNE 15, 1995 TO
                                              SEPTEMBER 30,     SEPTEMBER 30,
                                                1995 (A)           1995 (A)
                                             ---------------   ----------------
                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........   $     10.00         $ 10.00
                                               -----------         -------
INVESTMENT ACTIVITIES
 Net investment income......................          0.10            0.16
 Net realized and unrealized gains (losses)
  from investments..........................          0.53
                                               -----------         -------
  Total from Investment Activities..........          0.63            0.16
                                               -----------         -------
DISTRIBUTIONS
 Net investment income......................         (0.09)          (0.15)
                                               -----------         -------
NET ASSET VALUE, END OF PERIOD..............   $     10.54         $ 10.01
                                               ===========         =======
Total Return................................          6.26%(b)        1.59%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)..........   $    16,788         $40,483
 Ratio of expenses to average net assets....          1.37%(c)        1.16%(c)
 Ratio of net investment income to average
  net assets................................          2.77%(c)        5.65%(c)
 Ratio of expenses to average net assets*...          1.37%(c)        1.18%(c)
 Ratio of net investment income to average
  net assets*...............................          2.77%(c)        5.63%(c)
 Portfolio Turnover.........................         13.30%          25.49%

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Aggregate total return.
(c) Annualized.

                       See notes to financial statements.

INVESTMENT ADVISER
AMCORE Capital Management, Inc.
501 Seventh Street
Rockford, Illinois 61104

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

INDEPENDENT AUDITORS
Ernst & Young LLP
One Columbus
10 West Broad Street
Suite 2400
Columbus, Ohio 43215



                               [LOGO OF AMCORE]

                                    AMCORE
                            Capital Management, Inc.
                               INVESTMENT ADVISER


                              SEMI-ANNUAL REPORT
                                      TO
                                 SHAREHOLDERS
                              SEPTEMBER 30, 1995


                              BISYS Fund Services
                               3435 STELZER ROAD
                               COLUMBUS, OH 43219